Commitments and Contingencies	9 Months Ended
Sep. 30, 2018
LandStar Inc. and Subsidiaries [Member]
Commitments and Contingencies

NOTE 5: COMMITMENTS AND CONTINGENCIES

Through Data443, the Company has signed consulting contracts with a team of consultants and advisors, of which, four provide senior leadership to the Company in corporate development, technology development, finance, operations, and sales and marketing, with the others providing services in administration, marketing, sales, and engineering. Additionally, the Company engages junior- and mid-level engineering consultants on a project-by-project basis to further develop technology and to implement services for prospective clients. Collectively, the team is paid approximately $200,000 each quarter. Additionally, the Company has granted stock and stock options to some of these consultants and advisors as part of their compensation and/or in lieu of cash to reduce cash outlays. Stock and stock option grants are awarded selectively to consultants upon their start dates, and every quarter thereafter, during the term of their engagement, at a fixed dollar amount. Each stock and stock option grant is irrevocable, and some stock grants include registration rights; however, each stock and stock option grant is restricted until the one-year anniversary from the date of each respective grant.

On or about February 5, 2018, the Company entered into the Equity Purchase Agreement (“EPA”) with Blue Citi, under which Blue Citi could purchase up to $10,000,000 of the Company’s common stock over a period of time terminating on the earlier of (i) 24 months from the date on which the EPA was executed, or (ii) the date on which Blue Citi purchased the aggregate maximum purchase price of $10,000,000 pursuant to the EPA. The purchase price for the Company’s shares of common stock to be paid by Blue Citi was 85% of the price of Company shares traded on the principal market of the Company’s common stock pursuant to a specific time period and formula in the EPA. The embedded conversion feature in the EPA created a BCF totaling approximately $1,500,000 which was previously recognized as of June 30, 2018.

Additionally, in connection with the EPA, the Company agreed to a $100,000 commitment fee (the “Commitment Fee”), payable in common shares which equated to 28,571,429 shares of Company common stock (the “Commitment Shares”). The Commitment Fee was previously recognized in general and administrative expenses and the Commitment Shares, which were not issued, were recorded as common shares issuable and included in additional paid-in capital - stock subscription within the condensed consolidated financial statements as of June 30, 2018.

During September 2018, in connection with the Convertible Note Amendment (See Note 5), the Company and Blue Citi agreed to terminate the EPA. As a result of the termination, a gain on the change in fair value of the derivative liability totaling $1,500,000 was recognized during September 2018. As noted in the above paragraph, the Commitment Fee was previously recognized in general and administrative expenses and the Commitment Shares were never issued. As such, a reduction in general administrative expenses totaling $100,000 was recognized as of September 30, 2018.